SUPPLEMENT DATED AUGUST 1, 2012

TO THE PROSPECTUS

Columbia Large-Cap Growth Equity Strategy Fund

(the “ETF”)

This supplement updates the Prospectus of the ETF, dated March 1, 2012, as follows:

The section of the prospectus for the Fund entitled “Principal Investment Strategies” is revised by deleting the last sentence of the second paragraph and replacing the fourth paragraph with the following:

The ETF will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

C-2005-1 A (8/12)